UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2011
V. F. Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-5256 (Commission File Number)	23-1180120 (IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina (Address of Principal Executive Offices)	27408 (Zip Code)
Registrant’s telephone number, including area code 336-424-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.
On April 26, 2011, the shareholders of VF Corporation (“VF”) approved an amendment to VF’s By-laws to adopt a majority voting standard for uncontested director elections. The exact text of the amendment reflecting additions and deletions to the By-laws was included in VF’s proxy statement for its Annual Meeting of Shareholders which was filed with the Securities and Exchange Commission on March 23, 2011. Attached hereto as an Exhibit are the full amended and restated By-laws of VF as approved by the VF shareholders and Board of Directors.
Item 5.07. Submission of Matters to a Vote of Security Holders.
VF held its annual meeting of shareholders on April 26, 2011. At the meeting, VF shareholders voted on the election of three directors, whether to approve executive compensation, the frequency of shareholder votes on executive compensation, approval of an amendment to VF’s By-laws to adopt a majority vote standard in uncontested elections, and the ratification of the selection of PricewaterhouseCoopers as VF’s independent registered public accounting firm for fiscal 2011. The results of the election were as follows:
1.	With respect to the election of the three nominees as Directors of VF, the votes were cast for the nominees as set forth opposite their names below:

Name of Director	Votes in Favor	Votes Withheld	Non Votes
Juan Ernesto de Bedout	87,323,072	1,714,166	8,370,443
Ursula O. Fairbairn	86,445,826	2,591,412	8,370,443
Eric C. Wiseman	86,746,027	2,291,211	8,370,443

2.	With respect to the advisory vote to approve executive compensation:

	Votes in Favor:	84,131,105

	Votes Against:	4,508,146

	Votes Abstaining:	397,987

	Non Votes:	8,370,443

3.	With respect to the advisory vote on the frequency of shareholder votes on executive compensation:

	Votes for one year:	40,986,385

	Votes for two years:	31,785,028

	Votes for three years:	16,061,852

	Votes Abstaining:	200,965

	Non Votes:	8,370,443

	Uncast Votes:	3,008

VF will include a shareholder vote on the compensation of executives in its proxy materials every year, which is the frequency selected by the plurality of VF’s shareholders.

4.	With respect to the approval of an amendment to VF’s By-laws to adopt a majority voting standard for uncontested director elections:

	Votes in Favor:	96,634,769

	Votes Against:	522,695

	Votes Abstaining:	250,217

	Non Votes:	0

5.	With respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the 2011 fiscal year the votes were cast for the proposal as set forth below:

	Votes in Favor:	94,900,372

	Votes Against:	2,322,884

	Votes Abstaining:	184,425

	Non Votes:	0
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
          The following is furnished as an exhibit to this report:
3.1	Amendment and Restatement of the By-Laws of VF Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION (Registrant)
April 27, 2011	By:	/s/ Laura C. Meagher
Laura C. Meagher
Vice President - Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of VF Corporation